RELATED PARTIES TRANSACTIONS	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
NOTE 5. RELATED PARTIES

As more fully described in Note 10 to these consolidated financial statements, on November 14, 2008, the Company entered into a series of convertible promissory notes (the “Related Party Convertible Notes”), aggregating $110,000, with certain officers and members of the Company’s Board of Directors. The Related Party Convertible Notes bear interest at 7.0% per annum and were originally due February 14, 2009. The Company continues to seek a waiver from the holders of the Related Party Convertible Notes.

In conjunction with the issuance of the Related Party Convertible Notes, the Company issued an aggregate of 149,996 warrants to the note holders to purchase Common Stock of the Company. The warrants have an exercise price $0.55 per share and may be exercised at any time from November 14, 2008 until November 14, 2013. All warrants were outstanding and exercisable as of December 31, 2011 and 2010.